                                 AMENDMENT NO. 8

                                       TO

                  AMENDED AND RESTATED MASTER DISTRIBUTION PLAN
                                (CLASS B SHARES)
                            (SECURITIZATION FEATURE)

         The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12b-1, is hereby amended, effective September 15, 2004, as follows:

            1. Schedule A to the Plan is hereby deleted and replaced in its entirety with Schedule A attached hereto.

         All other terms and provisions of the Plan not amended hereby shall remain in full force and effect.

                                   SCHEDULE A
                              AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS B SHARES)
                          DISTRIBUTION AND SERVICE FEES

        The Fund shall pay the Distributor or the Assignee as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class B Shares of each Portfolio designated below, a Distribution Fee and a Service Fee determined by applying the annual rate set forth below to the average daily net assets of the Class B Shares of the Portfolio. Average daily net assets shall be computed in a manner used for the determination of the offering price of Class B Shares of the Portfolio.

                                                     MAXIMUM
                                                      ASSET
AIM EQUITY FUNDS                                      BASED      MAXIMUM     MAXIMUM
----------------                                      SALES      SERVICE    AGGREGATE
PORTFOLIOS                                           CHARGE        FEE         FEE
                                                     -------     -------    ---------
AIM Aggressive Growth Fund                            0.75%       0.25%       1.00%
AIM Blue Chip Fund                                    0.75%       0.25%       1.00%
AIM Capital Development Fund                          0.75%       0.25%       1.00%
AIM Charter Fund                                      0.75%       0.25%       1.00%
AIM Constellation Fund                                0.75%       0.25%       1.00%
AIM Core Strategies Fund                              0.75%       0.25%       1.00%
AIM Dent Demographic Trends Fund                      0.75%       0.25%       1.00%
AIM Diversified Dividend Fund                         0.75%       0.25%       1.00%
AIM Emerging Growth Fund                              0.75%       0.25%       1.00%
AIM Large Cap Basic Value Fund                        0.75%       0.25%       1.00%
AIM Large Cap Growth Fund                             0.75%       0.25%       1.00%
AIM Mid Cap Growth Fund                               0.75%       0.25%       1.00%
AIM Select Basic Value Fund                           0.75%       0.25%       1.00%
AIM U.S. Growth Fund                                  0.75%       0.25%       1.00%
AIM Weingarten Fund                                   0.75%       0.25%       1.00%

                                                       MAXIMUM
                                                        ASSET
AIM FUNDS GROUP                                         BASED     MAXIMUM    MAXIMUM
---------------                                         SALES     SERVICE    AGGREGATE
PORTFOLIOS                                             CHARGE       FEE        FEE
                                                       -------    -------    ---------
AIM Balanced Fund                                       0.75%      0.25%      1.00%
AIM Basic Balanced Fund                                 0.75%      0.25%      1.00%
AIM European Small Company Fund                         0.75%      0.25%      1.00%
AIM Global Value Fund                                   0.75%      0.25%      1.00%
AIM International Emerging Growth Fund                  0.75%      0.25%      1.00%
AIM Mid Cap Basic Value Fund                            0.75%      0.25%      1.00%
AIM Premier Equity Fund                                 0.75%      0.25%      1.00%
AIM Select Equity Fund                                  0.75%      0.25%      1.00%
AIM Small Cap Equity Fund                               0.75%      0.25%      1.00%

                                                     MAXIMUM
                                                      ASSET
AIM GROWTH SERIES                                     BASED      MAXIMUM     MAXIMUM
-----------------                                     SALES      SERVICE    AGGREGATE
PORTFOLIOS                                           CHARGE        FEE         FEE
                                                     -------     -------    ---------
AIM Aggressive Allocation Fund                        0.75%       0.25%       1.00%
AIM Basic Value Fund                                  0.75%       0.25%       1.00%
AIM Conservative Allocation Fund                      0.75%       0.25%       1.00%
AIM Mid Cap Core Equity Fund                          0.75%       0.25%       1.00%
AIM Moderate Allocation Fund                          0.75%       0.25%       1.00%
AIM Small Cap Growth Fund                             0.75%       0.25%       1.00%
AIM Global Trends Fund                                0.75%       0.25%       1.00%


                                                       MAXIMUM
                                                        ASSET
AIM INTERNATIONAL MUTUAL FUNDS                          BASED     MAXIMUM    MAXIMUM
------------------------------                          SALES     SERVICE   AGGREGATE
PORTFOLIOS                                             CHARGE       FEE        FEE
                                                       -------    -------   ---------
AIM Asia Pacific Growth Fund                            0.75%      0.25%      1.00%
AIM European Growth Fund                                0.75%      0.25%      1.00%
AIM Global Aggressive Growth Fund                       0.75%      0.25%      1.00%
AIM Global Growth Fund                                  0.75%      0.25%      1.00%
AIM International Growth Fund                           0.75%      0.25%      1.00%
INVESCO International Core Equity Fund                  0.75%      0.25%      1.00%

                                                    MAXIMUM
                                                     ASSET
AIM INVESTMENT FUNDS                                 BASED      MAXIMUM     MAXIMUM
--------------------                                 SALES      SERVICE    AGGREGATE
PORTFOLIOS                                           CHARGE        FEE         FEE
                                                    -------      -------    ---------
AIM Developing Markets Fund                           0.75%       0.25%       1.00%
AIM Global Health Care Fund                           0.75%       0.25%       1.00%
AIM Libra Fund                                        0.75%       0.25%       1.00%
AIM Trimark Fund                                      0.75%       0.25%       1.00%
AIM Trimark Endeavor Fund                             0.75%       0.25%       1.00%
AIM Trimark Small Companies Fund                      0.75%       0.25%       1.00%

                                                     MAXIMUM
                                                      ASSET
AIM INVESTMENT SECURITIES FUNDS                       BASED      MAXIMUM      MAXIMUM
-------------------------------                       SALES      SERVICE     AGGREGATE
PORTFOLIOS                                           CHARGE        FEE         FEE
                                                     -------     -------     ---------
AIM High Yield Fund                                   0.75%       0.25%       1.00%
AIM Income Fund                                       0.75%       0.25%       1.00%
AIM Intermediate Government Fund                      0.75%       0.25%       1.00%
AIM Money Market Fund                                 0.75%       0.25%       1.00%
AIM Municipal Bond Fund                               0.75%       0.25%       1.00%
AIM Total Return Bond Fund                            0.75%       0.25%       1.00%
AIM Real Estate Fund                                  0.75%       0.25%       1.00%

                                                  MAXIMUM
                                                   ASSET
AIM SPECIAL OPPORTUNITIES FUNDS                    BASED       MAXIMUM       MAXIMUM
-------------------------------                    SALES       SERVICE      AGGREGATE
PORTFOLIOS                                         CHARGE        FEE           FEE
                                                  -------      -------      ---------
AIM Opportunities I Fund                            0.75%        0.25%        1.00%
AIM Opportunities II Fund                           0.75%        0.25%        1.00%
AIM Opportunities III Fund                          0.75%        0.25%        1.00%

                                                    MAXIMUM
                                                     ASSET
AIM TAX-EXEMPT FUNDS                                 BASED      MAXIMUM      MAXIMUM
--------------------                                 SALES      SERVICE     AGGREGATE
PORTFOLIO                                            CHARGE        FEE         FEE
                                                    --------    -------     ---------
AIM High Income Municipal Fund                        0.75%       0.25%       1.00%

AIM COMBINATION STOCK &                            MAXIMUM
BOND FUNDS                                          BASED       MAXIMUM      MAXIMUM
-----------------------                             SALES       SERVICE     AGGREGATE
PORTFOLIO                                          CHARGE         FEE          FEE
                                                   -------      -------     ---------
INVESCO Core Equity Fund                            0.75%        0.25%        1.00%
INVESCO Total Return Fund                           0.75%        0.25%        1.00%

                                                   MAXIMUM
                                                    ASSET
AIM COUNSELOR SERIES TRUST                          BASED       MAXIMUM      MAXIMUM
--------------------------                          SALES       SERVICE     AGGREGATE
PORTFOLIO                                          CHARGE         FEE          FEE
                                                   -------      -------     ---------
INVESCO Advantage Health
  Sciences Fund                                     0.75%        0.25%        1.00%

INVESCO Multi-Sector Fund                           0.75%        0.25%        1.00%

                                                       MAXIMUM
                                                        ASSET
AIM SECTOR FUNDS                                        BASED     MAXIMUM    MAXIMUM
----------------                                        SALES     SERVICE   AGGREGATE
PORTFOLIO                                              CHARGE       FEE        FEE
                                                       -------    -------   ---------
INVESCO Energy Fund                                     0.75%      0.25%      1.00%
INVESCO Financial Services Fund                         0.75%      0.25%      1.00%
INVESCO Gold & Precious Metals Fund                     0.75%      0.25%      1.00%
INVESCO Health Sciences Fund                            0.75%      0.25%      1.00%
INVESCO Leisure Fund                                    0.75%      0.25%      1.00%
INVESCO Technology Fund                                 0.75%      0.25%      1.00%
INVESCO Utilities Fund                                  0.75%      0.25%      1.00%

                                                      MAXIMUM
                                                       ASSET
AIM STOCK FUNDS                                         BASED     MAXIMUM     MAXIMUM
---------------                                         SALES     SERVICE    AGGREGATE
PORTFOLIO                                              CHARGE       FEE         FEE
                                                      -------     -------    ---------
INVESCO Dynamics Fund                                   0.75%      0.25%      1.00%
INVESCO Mid-Cap Growth Fund                             0.75%      0.25%      1.00%
INVESCO Small Company Growth Fund                       0.75%      0.25%      1.00%